UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 6, 2004

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The following is an update to the information reported in the Form 8-K dated August 26, 2004 of Hawaiian Electric Industries, Inc. (HEI):

On August 26, 2004, HEI and Hawaiian Electric Company, Inc. (HECO) announced the appointment of Admiral Thomas B. Fargo, current Commander, U.S. Pacific Command, to their boards of directors effective January 1, 2005, the expected date of his retirement from the Navy at that time. A successor Commander has not yet been named and, thus, Admiral Fargo’s retirement from the Navy, and the effective date of his becoming a member of the HEI and HECO boards, will be delayed beyond January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)

/s/ Eric K. Yeaman
Eric K. Yeaman
Financial Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer of HEI)
Date: October 6, 2004

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